UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 14, 2005

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 N. Reo Street, Suite 300, Tampa, FL 33609

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (813) 261-5157

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information Item

Item 2.02	Results of Operations and Financial Condition

On November 14, 2005, IA Global, Inc. (the “Company”) filed a Form 8-K furnishing its press release announcing results of operations for the third quarter of 2005 and financial condition as of September 30, 2005. A copy of the press release was attached as Exhibit 99.1 to the Form 8-K and incorporated therein by reference. The press release included a “Consolidated Balance Sheet,” which contained typographical errors in the line items entitled “Accounts Payable - Trade,” “Total Current Liabilities” and “Total Liabilities and Stockholder’s Equity.” In addition, the press release contained an incorrect number of weighted average shares of common stock and common equivalent shares outstanding during the three months ended September 30, 2005. The correction to the weighted average shares has no effect on the diluted net profit (loss) per share as shown on the Consolidated Statement of Operations. The Company is filing this Form 8-K/A to correct these typographical errors and the number of weighted average shares. A copy of the corrected press release is attached as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference.

(a)	Consolidated Balance Sheet as of September 30, 2005 and December 31, 2004, respectively;

(b)   Consolidated Statement of Operations for the three and nine months ended September 30, 2005 and 2004, respectively;

(c)	Consolidated Statements of Cash Flows for the nine months ended September 30, 2005 and 2004, respectively;

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K/A, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired – None.

(b)	Pro Forma financial information – None.

(c)	Exhibits –

Exhibit No.	Description
99.1	Earnings press release dated November 17, 2005 which reported revenues of $16,815,000 for the three months ended September 30, 2005.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: November 17, 2005

By:	/s/ Mark Scott

Mark Scott

President and Chief Financial Officer